UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2025

Trailblazer Merger Corporation I
(Exact name of registrant as specified in its charter)

Delaware	001-41668	87-3710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Madison Avenue, Suite 1401 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 586-8224
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	TBMC	The Nasdaq Stock Market LLC
Rights	TBMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 16, 2025, Trailblazer Merger Corporation I (the “Company”) issued a press release announcing that its annual meeting of stockholders (the “Annual Meeting”), which was previously scheduled for 10:00 a.m., Eastern Time, on September 23, 2025, has been postponed to 10:00 a.m. Eastern Time, on September 26, 2025. There is no change to the record date for the Annual Meeting, the location, the teleconference and dial-in information, the purpose or any of the proposals to be acted upon at the Annual Meeting.

However, in connection with the postponement of the date of the Annual Meeting, the Company is also extending the deadline for its stockholders to redeem their public shares in connection with the Annual Meeting from September 19, 2025 until September 24, 2025.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Important Information and Where to Find It

As previously disclosed, on July 22, 2024 Trailblazer Merger Corporation I (“Trailblazer”), a Delaware corporation, entered into a merger agreement, by and among Trailblazer, Trailblazer Merger Sub, Ltd., an Israeli company and a direct, wholly owned subsidiary of Trailblazer, Trailblazer Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Trailblazer, and Cyabra Strategy Ltd., a private company organized in Israel (“Cyabra”), with respect to a proposed business combination between Trailblazer and Cyabra (the “Merger”.The Merger will be submitted to shareholders of Trailblazer for their consideration. Trailblazer intends to file the Registration Statement with the SEC which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Trailblazer shareholders as of a record date to be established for voting on the Merger. Trailblazer may also file other relevant documents regarding the Merger with the SEC. Trailblazer’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with Trailblazer’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Merger, because these documents will contain important information about Trailblazer, Cyabra and the Merger. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Merger and other documents filed with the SEC by Trailblazer, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Trailblazer’s Chief Development Officer at 510 Madison Avenue, Suite 1401, New York, NY 10022.

Participants in the Solicitation

Trailblazer and Cyabra and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of Trailblazer and Cyabra and a description of their interests in Parent, Cyabra and the Merger are set forth in Trailblazer’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical facts but are “forward-looking statements” for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to statements regarding the anticipated benefits of the Merger, the anticipated timing of the Merger, the implied enterprise value, future financial condition and performance of Cyabra and the combined company after the Closing and expected financial impacts of the Merger, the satisfaction of closing conditions to the Merger, the level of redemptions of Trailblazer’s public stockholders and the products and markets and expected future performance and market opportunities of Cyabra. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Trailblazer’s and Cyabra’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Trailblazer and Cyabra. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Trailblazer securities, (ii) the risk that the transaction may not be completed by Trailblazer’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Trailblazer, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of Trailblazer and Cyabra, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on Cyabra’s business relationships, performance, and business generally, (vi) risks that the proposed transaction disrupts current plans of Cyabra and potential difficulties in Cyabra’s employee retention as a result of the proposed transaction, (vii) the outcome of any legal proceedings that may be instituted against Cyabra or against Trailblazer related to the Merger Agreement or the proposed transaction, (viii) the ability to maintain the listing of Trailblazer’s securities on Nasdaq, (ix) the price of Trailblazer’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Cyabra plans to operate, variations in performance across competitors, changes in laws and regulations affecting Cyabra’s business and changes in the combined capital structure, and (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. You should carefully consider the foregoing factors and the other risks and uncertainties as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Trailblazer’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that Trailblazer has filed, or will file, with the SEC. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Trailblazer nor Company presently know or that Trailblazer and Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Trailblazer’s and Cyabra’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Trailblazer and Cyabra anticipate that subsequent events and developments will cause Trailblazer’s and Cyabra’s assessments to change. However, while Trailblazer and Cyabra may elect to update these forward-looking statements at some point in the future, Trailblazer and Cyabra specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Trailblazer’s and Cyabra’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Merger, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 16, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trailblazer Merger Corporation I

Dated: September 16, 2025	By:	/s/ Arie Rabinowitz
		Name:	Arie Rabinowitz
		Title:	Chief Executive Officer

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